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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 26, 2001





              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-49820                   13-3320910
 --------------------------        ----------                 ---------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)




                   11 Madison Avenue, New York, New York 10010
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (212) 325-2000

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

Item 5.  Other Events.

Filing of Computational Materials

     In connection with the proposed offering of the Washington Mutual Bank, FA Mortgage-Trust Certificates, Series 2001-WM4 (the "Certificates"), Credit Suisse First Boston, as underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Credit Suisse First Boston Mortgage Securities Corp. (the "Company") provided the Representative with certain information regarding the characteristics of the underlying certificates (the "Underlying Certificates") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Underlying Certificates; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated April 27, 2001. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

Item 7.  Financial Statements, Pro Forma Financial

    Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1    Computational Materials.

Exhibit     Item 601(a) of Regulation S-K
Number      Exhibit No.                         Description
------      ----------                          -----------
1           99.1                                Credit Suisse First Boston
                                                Corporation Computational
                                                Materials

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.



                                           By: /s/ Kari A. Roberts
                                               --------------------------------
                                               Kari A. Roberts
                                               Vice President



Dated:  April 26, 2001

                                  Exhibit Index


            Item 601(a)           Sequentially
Exhibit     of Regulation S-K     Numbered
Number      Exhibit No.           Description                    Page

1           99.1                  Computational Materials    Filed Manually